                                 AMENDMENT NO. 1
                          DATED AS OF DECEMBER 10, 1998
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998

         THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (the "Amendment") is made as of December 10, 1998 by and among FDX Corporation, a Delaware corporation (the "Borrower"), the Lenders and The First National Bank of Chicago, in its capacity as agent ("Agent"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in that certain Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (the "Credit Agreement").

                                   WITNESSETH

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

         WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of December 10, 1998 subject to the satisfaction of the conditions precedent set forth in SECTION 4 below, the Credit Agreement is hereby amended as follows:

         1.1. Article I is amended as follows:

                  (a) The definitions of "Applicable Tranche A Facility Fee Percentage" and "Applicable Tranche B Facility Fee Percentage" are amended in their entirety to read as follows:

                  "'Applicable Tranche A Facility Fee Percentage' means, subject to the following provisions of this definition, the per annum rate corresponding to the Level in effect from time to time, as set forth in the following table:


Level                          Applicable Tranche A Facility Fee Percentage
-----                          --------------------------------------------
I                                                  .100%
II                                                 .125%
III                                                .150%
IV                                                 .200%
V                                                  .250%

                  Each change in the Applicable Tranche A Facility Fee Percentage resulting from a change in a Rating shall take effect at the time such change in such Rating is publicly announced by the relevant rating agency."

                  "'Applicable Tranche B Facility Fee Percentage' means, subject to the following provisions of this definition, the per annum rate corresponding to the Level in effect from time to time, as set forth in the following table:


Level                         Applicable Tranche B Facility Fee Percentage
-----                         --------------------------------------------
I                                                 .075%
II                                                .100%
III                                               .125%
IV                                                .175%
V                                                 .225%

                  Each change in the Applicable Tranche B Facility Fee Percentage resulting from a change in a Rating shall take effect at the time such change in such Rating is publicly announced by the relevant rating agency."

                  (b) The definitions of "Applicable Tranche A Margin" and "Applicable Tranche B Margin" are amended in their entirety to read as follows:

                  "'Applicable Tranche A Margin' means, subject to the following provisions of this definition, the per annum rate of interest corresponding to the Level in effect from time to time, as set forth in the following table:


Level                                     Applicable Tranche A Margin
-----                                     ---------------------------
I                                                    .275%
II                                                   .375%
III                                                  .475%
IV                                                   .675%
V                                                   1.125%

                  Each change in the Applicable Tranche A Margin resulting from a change in a Rating shall take effect at the time such change in such Rating is publicly announced by the relevant rating agency."

                  "'Applicable Tranche B Margin' means, subject to the following provisions of this definition, the per annum rate of interest corresponding to the Level in effect from time to time, as set forth in the following table:


Level                                    Applicable Tranche B Margin
-----                                    ---------------------------
I                                                   .300%
II                                                  .400%
III                                                 .500%
IV                                                  .700%
V                                                   1.15%

                  Each change in the Applicable Tranche B Margin resulting from a change in a Rating shall take effect at the time such change in such Rating is publicly announced by the relevant rating agency."

                  (c) The definition of "Consolidated Cash Flow" is amended in its entirety to read as follows:

                  "'Consolidated Cash Flow' means, on a consolidated basis for the Borrower and its Consolidated Subsidiaries for the twelve most recent complete fiscal months, the sum of (i) Adjusted Net Income, PLUS (ii) Interest Expense, PLUS (iii) Rent Expense, in each case as determined in accordance with GAAP."

                  (d) The definition of "Material Adverse Effect" is amended in its entirety to read as follows:

                  "Material Adverse Effect" means a material adverse effect (excluding the effects of an actual or threatened business interruption, including but not limited to self-help actions or a strike, by members of the FedEx Pilots Association in late 1998 or 1999, or contingency plans related thereto) on
                  (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

                  (e) The definitions of "Moody's Rating" and "S&P Rating" are amended to add the phrase "non-credit enhanced" after the word "unsecured" in the second line of each such definition.

                  (f) The following definitions are added to Article I in appropriate alphabetical order:

                  "Adjusted Net Income" means, on a consolidated basis, for the Borrower and its Consolidated Subsidiaries for the twelve most recent complete fiscal months, income (loss) before income taxes MINUS, to the extent included in determining income
                  (loss) before income taxes, any net loss or gain realized in connection with any sale or disposition of any asset (other than in the ordinary course of business) or any extraordinary or non-recurring loss or gain resulting from an actual or threatened business interruption relating to any self-help actions or strike, by members of the FedEx Pilots Association in late 1998 or 1999, or contingency plans related thereto, provided that the aggregate amount of the foregoing reductions to income (loss) before income taxes shall not exceed $1,000,000,000.

                  "L/C Facility" means the Syndicated Revolving Standby Letter of Credit Facility dated as of July 7, 1998, among the Borrower, the issuing banks named therein, The Sumitomo Bank, Limited, as agent thereunder, and the co-agents named therein, and all instruments, agreements and contractual obligations entered into in connection therewith, as amended by that certain First Amendment and Second Amendment (Temporary) thereto, each dated as of December 10, 1998, and as the same may be further amended, modified or supplemented from time to time.

                  "Year 2000 Problem" means the risk that computer applications used by the Borrower or any of its Subsidiaries (or their respective suppliers and vendors) may be unable to recognize or properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

                  1.2 Section 2.5 is amended to add the following at the end thereof:

                           "(e) The Borrower agrees to pay to the Agent, for the
                  account of each Lender, for each calendar month in which the average daily amount of all Advances outstanding hereunder during such calendar month exceeds 25% of the average daily Aggregate Commitment during such month, a utilization fee on the average daily amount of Advances outstanding during such calendar month, at a per annum rate equal to 0.125%. Such utilization fee shall be payable in arrears on each Payment Date hereafter and on the Tranche A Facility Termination Date and the Tranche B Facility Termination Date."

                  1.3 The first sentence of Section 5.4 is deleted and the following is substituted therefor:

                           "5.4. FINANCIAL STATEMENTS. The May 31, 1998 audited
                  consolidated financial statements and August 31, 1998 unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries heretofore delivered to the Lenders were prepared in accordance with GAAP in effect on the dates such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Consolidated Subsidiaries at such dates and the consolidated results of their operations for the periods then ended (except, in the case of such unaudited statements, for normal year-end adjustments)."

                  1.4 The Credit Agreement is amended to add the following after
         Section 5.17:

                           "5.18 YEAR 2000 COMPLIANCE. The Borrower has (i)
                  initiated a review and assessment of all areas within the business and operations of the Borrower and any of its Subsidiaries (including those areas affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to the date hereof, implemented such plan in accordance with such timetable. The Borrower reasonably believes that all computer applications (including those of suppliers and vendors) that are material to the business or operations of the Borrower or any of its Subsidiaries will, on a timely basis, be able to properly perform date-sensitive functions for all dates before and from and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

                  1.5 Section 6.13 is amended in its entirety to read as follows:

                           "6.13. FIXED CHARGE COVERAGE. The Borrower will at
                  all times maintain a ratio of (a) Consolidated Cash Flow to
                  (b) the sum of Interest Expense and Rent Expense, in an amount not less than 1.20 to 1 through May 31, 2000, and 1.25 to 1 thereafter."

                  1.6 Section 6.18 is amended to delete the "and" at the end of clause (c) and the period at the end of clause (d), and add the following immediately thereafter:

                  "; and

                  (e)      Guaranties included or required under the L/C
                           Facility."

                  1.7      Section 6.20 is amended to:

                  (a) add "(other than Federal Express Canada Ltd. or Federal Express (Hong Kong) Limited)" after the phrase "Significant Subsidiary" in the second line thereof.

                  (b) add "(a)" after the words "Section 4.1" in the sixth line of clause (a) and in the seventh line of clause
                           (b).

                  1.8 Section 6.21 is amended in its entirety to read as follows:

                           "6.21. NEGATIVE COVENANTS IN SUBSIDIARY AGREEMENTS.
                  The Borrower will not permit any of its Subsidiaries to enter into, after the date hereof, any agreement, instrument or indenture that, directly or indirectly, contains negative covenants restricting any of the following (or otherwise prohibits or restricts, or has the effect of prohibiting or restricting, any of the following):

                           (i) the incurrence or payment of Indebtedness owed to the Borrower or any other Subsidiary of the Borrower;

                           (ii)     the granting of Liens;

                           (iii)    the declaration or payment of dividends; and

                           (iv) the making of loans, advances or other Investments to or in the Borrower or any other Subsidiary of the Borrower."

                  1.9 Schedule 2 of the Credit Agreement is hereby replaced with
         Schedule 2 attached to Amendment No. 1 hereto.

         2. WAIVER. Subject to the satisfaction of the conditions precedent set forth in SECTION 4 of this Amendment and the accuracy of the representations and warranties set forth in SECTION 5 of this Amendment, the Agent and Lenders waive the Borrower's noncompliance with Section 6.21 of the Credit Agreement as a result of the execution of guaranties by certain of the Borrower's Subsidiaries in connection with the L/C Facility. The foregoing waiver is only effective to the extent set forth in this SECTION 2. Nothing herein constitutes a waiver of any other Default or Unmatured Default under the Credit Agreement or of any other provision of the Credit

Agreement, and except as provided in this SECTION 2, the foregoing waiver does not affect or diminish the right of the Lenders and the Agent to require strict performance by the Borrower of each provision of the Credit Agreement and the Loan Documents.

         3. EXTENSION OF TRANCHE B FACILITY TERMINATION DATE. Each of the Lenders listed on EXHIBIT B attached hereto consents to the extension of the Tranche B Facility Termination Date to January 14, 2000, subject to Section 2.19 of the Credit Agreement, and waives its right under Section 2.19 to revoke such consent.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date set forth above when the Agent shall have received:

                   (i) a counterpart of this Amendment executed by the Borrower, the Agent and Lenders constituting the Required Lenders; PROVIDED, HOWEVER, that as to each Lender listed on EXHIBIT B, Section 3 hereof shall become effective only when the Agent shall have received a counterpart of this Amendment executed by each such Lender;

                  (ii) a counterpart of the Acknowledgment attached hereto as EXHIBIT A executed by each of the Guarantors; and

                  (iii) such documents evidencing corporate existence, action and authority of the Borrower and the Guarantors as the Agent may reasonably request.

         5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

                  (a) This Amendment, and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrower reaffirms all covenants, representations and warranties made in the Credit Agreement.

                  (c) No Default or Unmatured Default has occurred and is continuing.

         6.       EFFECT ON CREDIT AGREEMENT.

                  (a) During the period that this Amendment is effective, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, instruments and agreements executed and/or delivered in connection therewith.

                  (d) In the event of any inconsistency between the provisions of this Amendment and the provisions of that certain Amendment No. 2 (Temporary) dated as of December 10, 1998 among the Borrower, the Agent and the Lenders (the "Temporary Amendment"), the Temporary Amendment shall govern and control, so long as such Temporary Amendment is in effect.

         7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment as of the date first above written.

                                             FDX CORPORATION

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             THE FIRST NATIONAL BANK OF
                                               CHICAGO, as Agent

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             MORGAN GUARANTY TRUST
                                                 COMPANY OF NEW YORK

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             THE CHASE MANHATTAN BANK

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             KREDIETBANK N.V., GRAND
                                                 CAYMAN BRANCH

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS ASSOCIATION

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             BANK OF TOKYO-MITSUBISHI
                                                TRUST COMPANY

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             CITICORP USA, INC.

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             COMMERZBANK
                                               AKTIENGESELLSCHAFT, ATLANTA
                                               AGENCY

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             NATIONSBANK, N.A.

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             CIBC INC.

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             THE FUJI BANK, LIMITED

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             MELLON BANK, N.A.

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             KEYBANK NATIONAL ASSOCIATION

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             FIRST AMERICAN NATIONAL BANK

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             BANK OF HAWAII

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             THE BANK OF NEW YORK

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------


                                             THE BANK OF NOVA SCOTIA

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             CREDIT SUISSE FIRST BOSTON

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             DEUTSCHE VERKEHRS BANK

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             THE SANWA BANK, LIMITED

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             SUNTRUST BANK, NASHVILLE, N.A.

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             BANCA NAZIONALE DEL LAVORO
                                              SPA

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                             THE SUMITOMO BANK, LIMITED

                                             By: /s/
                                                 ----------------------
                                             Name:
                                                 ----------------------
                                             Title:
                                                 ----------------------

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1
                          DATED AS OF DECEMBER 10, 1998
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998

                                 ACKNOWLEDGMENT
                                 --------------


         Each of the undersigned hereby (i) acknowledges receipt of a copy of Amendment No. 1 dated as of December 10, 1998 to the Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (the "Credit Agreement"), (ii) reaffirms the terms and conditions of that certain Guaranty dated as of January 27, 1998 (the "Guaranty") and (iii) acknowledges and agrees that the Guaranty (A) remains in full force and effect and (B) is hereby ratified and confirmed.


                                FEDERAL EXPRESS CORPORATION


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------


                                RPS, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------

                                CALIBER SYSTEM, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------

                                VIKING FREIGHT, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------


                                ROBERTS EXPRESS, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------


Dated as of December 10, 1998

                                    EXHIBIT B

                              LENDERS CONSENTING TO
                  TRANCHE B FACILITY TERMINATION DATE EXTENSION


THE FIRST NATIONAL BANK OF CHICAGO
MORGAN GUARANTY TRUST COMPANY OF NEW YORK
THE CHASE MANHATTAN BANK
KREDIETBANK N.V.
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
BANK OF TOKYO-MITSUBISHI TRUST COMPANY
CITICORP USA, INC.
COMMERZBANK AKTIENGESELLSCHAFT, ATLANTA AGENCY
NATIONSBANK, N.A.
THE FUJI BANK, LIMITED
MELLON BANK, N.A.
KEYBANK NATIONAL ASSOCIATION
FIRST AMERICAN NATIONAL BANK
BANK OF HAWAII
THE BANK OF NEW YORK
THE BANK OF NOVA SCOTIA
CREDIT SUISSE FIRST BOSTON
DEUTSCHE VERKEHRS BANK
THE SANWA BANK, LIMITED
SUNTRUST BANK
BANCA NAZIONALE DEL LAVORO SPA
THE SUMITOMO BANK, LIMITED